Securities And Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 13, 2004

Global Preferred Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-23637 (Commission File Number)	58-2179041 (I.R.S. Employer Identification No.)

6455 East Johns Crossing
Suite 402
Duluth, GA 30097
(Address of principal executive offices)

(770) 248-3311
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)      Exhibits

               99.1      Press Release dated August 13, 2004

On August 13, 2004, Global Preferred Holdings, Inc. (“Global Preferred”) announced its consolidated financial results for the quarter ended June 30, 2004. A copy of Global Preferred’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 16, 2004	Global Preferred Holdings, Inc.

By: /s/ Bradley E. Barks

Name: Bradley E. Barks
Title: Chief Financial Officer